                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                         Date of Report: March 27, 2003
                        --------------------------------
                        (Date of earliest event reported)


              TOYOTA AUTO FINANCE RECEIVABLES LLC ON BEHALF OF THE
                   TOYOTA AUTO RECEIVABLES 2003-A OWNER TRUST
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         DELAWARE                        333-74872                          95-4836519
                                        333-103406
(State or Other Jurisdiction      (Commission File Number)      (I.R.S. Employer Identification No.)
     of Incorporation)


                      19300 Gramercy Place, North Building
                           Torrance, California 90509
                        --------------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (310) 468-7333

ITEM 5. OTHER EVENTS

         On March 27, 2003, Toyota Auto Finance Receivables LLC ("TAFR LLC") and Toyota Motor Credit Corporation ("TMCC") entered into that certain Receivables Purchase Agreement dated as of March 1, 2003 (the "Receivables Purchase Agreement"), pursuant to which TMCC transferred to TAFR LLC certain retail installment sales contracts relating to certain new and used automobiles and light duty trucks (the "Receivables") and related property.

         On March 27, 2003, the Toyota Auto Receivables 2003-A Owner Trust, a Delaware statutory trust created pursuant to that certain Amended and Restated Trust Agreement dated as of March 1, 2003 (the "Trust Agreement"), by and among TAFR LLC, as depositor, U.S. Bank Trust National Association, as owner trustee (the "Trust"), TAFR LLC, as seller, and TMCC, as servicer, entered into that certain Sale and Servicing Agreement dated as of March 1, 2003 (the "Sale and Servicing Agreement"), pursuant to which the Receivables and related property were transferred to the Trust.

         On March 27, 2003, the Trust caused the issuance, pursuant to that certain Indenture dated as of March 1, 2003 (the "Indenture"), by and between the Trust, as issuer, and The Bank of New York, as indenture trustee and securities intermediary, and pursuant to the Sale and Servicing Agreement, of the Notes, issued in the following classes: Class A-1, Class A-2, Class A-3A, Class A-3B and Class A-4 (collectively, the "Notes").

         On March 27, 2003, the Trust, TMCC as administrator, The Bank of New York as indenture trustee and U.S. Bank Trust National Association as owner trustee entered into that certain Administration Agreement (the "Administration Agreement"), pursuant to which TMCC agreed to perform certain duties of the Issuer, the Owner Trustee and the Indenture Trustee.

         On March 27, 2003, the Trust entered into that certain ISDA Master Agreement (the "Master Agreement") dated as of March 27, 2003, a Schedule to the Swap Agreement dated as of March 27, 2003 (the "Schedule") and a Class A-3A Confirmation to the Swap Agreement dated as of March 27, 2003 (the "Class A-3A Confirmation," and together with the Master Agreement and the Schedule, the "Swap Agreement"), collectively embodying an interest rate swap between the Trust and TMCC, as swap counterparty.

         On March 27, 2003, the Trust, as assignor, The Bank of New York, as assignee, and TMCC, as swap counterparty, entered into that certain Assignment of the Swap Agreement dated as of March 27, 2003 (the "Assignment"), pursuant to which the Trust assigned its interest in the Swap Agreement to The Bank of New York, as the Indenture Trustee.

         On March 27, 2003, $375,000,000 of the Class A-2 Notes, $364,000,000 of
the Class A-3A Notes, $125,000,000 of the Class A-3B Notes and $206,000,000 of the Class A-4 Notes were sold to Banc One Capital Markets, Inc., Deutsche Bank Securities Inc., Guzman & Company, Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Salomon Smith Barney Inc. and The Williams Capital Group, L.P., as underwriters (the "Underwriters"), pursuant to an Underwriting Agreement dated as of March 12, 2003, by and among TAFR LLC, TMCC and the Underwriters. The Underwriting Agreement was filed as Exhibit 1.1 to an 8-K filing on March 27, 2003.

         On March 27, 2003, the Trust, as Issuer, and TMCC, as initial holder of the Revolving Liquidity Note (the "Revolving Liquidity Note"), entered into that certain Revolving Liquidity Note Agreement dated as of March 27, 2003 (the "Revolving Liquidity Note Agreement"), pursuant to which the Trust issued the Revolving Liquidity Note to TMCC.

         The Notes have been registered pursuant to the Securities Act of 1933, as amended, under Registration Statement on Form S-3 (Commission File Nos. 333-74872 and 333-103406).

         Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Sale and Servicing Agreement.

         Attached as Exhibit 4.1 is the Sale and Servicing Agreement, as Exhibit
4.2 is the Indenture, as Exhibit 4.3 is the Receivables Purchase Agreement, as
Exhibit 4.4 is the Trust Agreement, as Exhibit 4.5 is the Administration Agreement, as Exhibit 4.6 is the Master Agreement, as Exhibit 4.7 is the Schedule to the Swap Agreement, as Exhibit 4.8 is the Class A-3A Confirmation to the Swap Agreement, as Exhibit 4.9 is the Assignment of the Swap Agreement and as Exhibit 4.10 is the Revolving Liquidity Note Agreement.

                                  EXHIBIT INDEX

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) Not applicable.

(b) Not applicable.

(c) Exhibits

         The exhibit number corresponds with Item 601(a) of Regulation S-K.

         Exhibit No.        Description
         -----------        -----------

         Exhibit 4.1 Sale and Servicing Agreement dated as of March 1, 2003, by and among the Registrant, as issuer, TAFR LLC, as seller, and TMCC, as servicer.

         Exhibit 4.2 Indenture dated as of March 1, 2003, by and between the Registrant, as issuer, and The Bank of New York, as indenture trustee and securities intermediary.

         Exhibit 4.3 Receivables Purchase Agreement dated as of March 1, 2003, by and between TAFR LLC, as purchaser, and TMCC, as seller.

         Exhibit 4.4 Amended and Restated Trust Agreement dated as of March 1, 2003, by and between TAFR LLC, as depositor, and U.S. Bank Trust National Association, as owner trustee.

         Exhibit 4.5 Administration Agreement dated as of March 1, 2003, by and among the Registrant, as issuer, TMCC, as administrator, The Bank of New York, as indenture trustee, and U.S. Bank Trust National Association, as owner trustee.

         Exhibit 4.6 Master Agreement dated as of March 27, 2003, between the Registrant, as issuer, and TMCC, as swap counterparty.

         Exhibit 4.7 Schedule to the Swap Agreement dated as of March 27, 2003, between the Registrant, as issuer, and TMCC, as swap counterparty.

         Exhibit 4.8 Class A-3A Confirmation to the Swap Agreement dated as of March 27, 2003, between the Registrant, as issuer, and TMCC, as swap counterparty.

         Exhibit 4.9 Assignment of the Swap Agreement dated as of March 27, 2003, by and among the Registrant, as assignor, The Bank of New York, as assignee, and TMCC, as swap counterparty.

         Exhibit 4.10 Revolving Liquidity Note Agreement dated as of March 27, 2003, between the Registrant, as issuer, and TMCC, as initial holder of the Revolving Liquidity Note.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                            TOYOTA AUTO FINANCE RECEIVABLES LLC


                                            By: /s/ John F. Stillo
                                                --------------------------------
                                                Name:  John F. Stillo
                                                Title: President


Date: April 10, 2003

                                  EXHIBIT INDEX


Item 601(a) of Regulation S-K

Exhibit No.             Description

Exhibit 4.1 Sale and Servicing Agreement dated as of March 1, 2003, by and among the Registrant, as issuer, TAFR LLC, as seller, and TMCC, as servicer.

Exhibit 4.2 Indenture dated as of March 1, 2003, by and between the Registrant, as issuer, and The Bank of New York, as indenture trustee and securities intermediary.

Exhibit 4.3 Receivables Purchase Agreement dated as of March 1, 2003, by and between TAFR LLC, as purchaser, and TMCC, as seller.

Exhibit 4.4 Amended and Restated Trust Agreement dated as of March 1, 2003, by and between TAFR LLC, as depositor, and U.S. Bank Trust National Association, as owner trustee.

Exhibit 4.5 Administration Agreement dated as of March 1, 2003, by and among the Registrant, as issuer, TMCC, as administrator, The Bank of New York, as indenture trustee, and U.S. Bank Trust National Association, as owner trustee.

Exhibit 4.6 Master Agreement dated as of March 27, 2003, between the Registrant, as issuer, and TMCC, as swap counterparty.

Exhibit 4.7 Schedule to the Swap Agreement dated as of March 27, 2003, between the Registrant, as issuer, and TMCC, as swap counterparty.

Exhibit 4.8 Class A-3A Confirmation to the Swap Agreement dated as of March 27, 2003, between the Registrant, as issuer, and TMCC, as swap counterparty.

Exhibit 4.9 Assignment of the Swap Agreement dated as of March 27, 2003, by and among the Registrant, as assignor, The Bank of New York, as assignee, and TMCC, as swap counterparty.

Exhibit 4.10 Revolving Liquidity Note Agreement dated as of March 27, 2003, between the Registrant, as issuer, and TMCC, as initial holder of the Revolving Liquidity Note.